SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 April 30, 2008


                     Mortgage Assistance Center Corporation
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

         Florida                      000-21627                   06-1413994
-----------------------------      ----------------          -------------------
(State or other jurisdiction       (Commission File             (IRS Employer
      incorporation)                   Number)               Identification No.)

                       3141 Mockingbird Lane, Suite 1200W
                               Dallas, Texas 75047
           (Address of principal executive offices including Zip Code)


                                 (214) 670-0005
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors;   Appointment  of  Principal  Officers;   Compensatory
               Arrangements of Certain Officers.

         Effective April 30, 2008, Mr. Dan Barnett has resigned as a director of the Company. Mr. Barnett provided the Company with a letter of resignation specifying several disagreements with respect certain actions of our Board of Directors and with respect to the direction in which our senior management has taken the Company with respect to our operations, policies and practices. A copy of Mr. Barnett' resignation letter is attached to this Report.

         Prior to receiving Mr. Barnett's letter, neither the Board of Directors nor our senior management was made aware of Mr. Barnett's disagreements addressed in his resignation letter. Mr. Barnett either attended and participated in board meetings and voted for, or signed unanimous written consents in favor of each of the actions described in his resignation letter, other than with respect to the recent appointment of Mr. Downey as a member of our board, which was authorized and approved by two of the three members of our Board of Directors.

         Pursuant to Item 5.02(a)(3)(i) we have provided Mr. Barnett with a copy of this Report and requested that he provide the Company with a written response regarding whether he agrees or does not agree with the statements the above statements, and if not, stating in what respects he does not agree. Any response letter we receive from Mr. Barnett will be filed by us as an amendment to this Report.

Item 9.01      Financial Statements and Exhibits

(d)      Exhibits

99.1     Resignation Letter dated April 30, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MORTGAGE ASSISTANCE
                                           CENTER CORPORATION

Date: May 6, 2008
                                           /s/  Ron Johnson
                                           ----------------
                                           Ron Johnson
                                           President and Chief Executive Officer